                                  DELAWARE(SM)
                                  INVESTMENTS
                             ---------------------
                             Philadelphia o London


                               Delaware Tax-Free
                               Pennsylvania Fund

                               Delaware Tax-Free
                                New Jersey Fund
                          Class A o Class B o Class C

                           Prospectus April 29, 2000

                        Tax-Exempt Current Income Funds

[Tax-Exempt Current Income Funds Artwork]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this prospectus, and any representation to the contrary is a criminal offense.

Table of contents

 .................................................................
Fund profiles                                              page 2
Delaware Tax-Free Pennsylvania Fund                             2
Delaware Tax-Free New Jersey Fund                               4
 .................................................................
How we manage the Funds                                    page 6
Our investment strategies                                       6
The securities we typically invest in                           8
The risks of investing in the Funds                            10
 .................................................................
Who manages the Funds                                     page 12
Investment manager                                             12
Portfolio managers                                             12
Fund administration (Who's who)                                13
 .................................................................
About your account                                        page 14
Investing in the Funds                                         14
   Choosing a share class                                      14
How to reduce your sales charge                                16
How to buy shares                                              17
How to redeem shares                                           19
Account minimums                                               20
Special services                                               21
Dividends, distributions and taxes                             22
 .................................................................
Financial highlights                                      page 24

Profile: Delaware Tax-Free Pennsylvania Fund
--------------------------------------------------------------------------------

What is the Fund's goal?
Delaware Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal income tax and certain Pennsylvania state and local taxes, consistent with preservation of capital. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors seeking monthly income, free from federal and Pennsylvania state and local taxes.

o    Investors with long-term financial goals.

Who should not invest in the Fund

o    Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate especially over the short term.

o Investors who are concerned about the special risks associated with concentrating investments in a particular state or region of the country.

What are the Fund's main investment strategies? The Fund will invest primarily in municipal bonds and notes that are exempt from federal and Pennsylvania state income taxes. Municipal securities are debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, bond prices and the value of the Fund's investments will generally fall. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. That ability may be impacted by weak economic conditions in the Commonwealth of Pennsylvania. The Fund is permitted to invest up to 20% of its net assets in securities subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax. The Fund is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Tax-Free Pennsylvania Fund performed?
--------------------------------------------------------------------------------
                                             Year-by-year total return (Class A)


 1990        1991        1992        1993       1994       1995      1996      1997       1998       1999
 -----      ------       -----      ------     ------     ------     -----     -----      -----     ------
 4.57%      12.85%       9.09%      10.98%     -3.92%     14.72%     3.41%     7.59%      5.03%     -4.76%


This bar chart and table can help you evaluate the risks of investing in Delaware Tax-Free Pennsylvania Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as the average annual returns of all share classes for one-, five-, and ten-year or lifetime periods, if applicable. The Fund's past performance does not necessarily indicate how it will perform in the future.

The Fund's Class A had a 2.45% calendar year to date return as of March 31, 2000. During the periods illustrated in this bar chart, Class A's highest quarterly return was 5.35% for the quarter ended March 31, 1995 and its lowest quarterly return was -3.32% for the quarter ended March 31, 1994.

The maximum Class A sales charge of 3.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 3 do include the sales charge.

--------------------------------------------------------------------------------
                              Average annual returns for periods ending 12/31/99

CLASS                                         A                        B                      C
                                                                                                      Lehman Brothers
                                                          (if redeemed)*         (if redeemed)*             Municipal
                            (Inception 3/23/77)       (Inception 5/2/94)   (Inception 11/29/95)            Bond Index
----------------------------------------------------------------------------------------------------------------------
1 year                                   -8.29%                   -9.13%                 -6.42%                -2.06%
5 years                                   4.21%                    3.85%                    N/A                 6.91%
10 years or lifetime**                    5.37%                    3.34%                  2.22%                 6.89%

The table above shows the Fund's average annual returns compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

 * If shares were not redeemed, the returns for Class B would be -5.51%, 4.17% and 3.47% for the one-year, five-year and lifetime periods, respectively. Returns for Class C would be -5.51% and 2.22% for the one-year and lifetime periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Lehman Brothers Municipal Bond Index returns are for 10 years. Lehman Brothers Municipal Bond Index returns for Class B and Class C lifetimes were 5.98% and 4.58%, respectively. Maximum sales charges are included in the Fund returns above.

What are the Fund's fees and expenses?   CLASS                                                    A             B            C
--------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid              Maximum sales charge (load) imposed on
directly from your investments              purchases as a percentage of offering price       3.75%          none         none
when you buy or sell                     Maximum contingent deferred sales charge (load)
shares of the Fund.                         as a percentage of original purchase price or
                                            redemption price, whichever is lower               none(1)         4%(2)        1%(3)
                                         Maximum sales charge (load) imposed on
                                            reinvested dividends                               none          none         none
                                         Redemption fees                                       none          none         none
--------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses           Management fees                                      0.53%         0.53%        0.53%
are deducted from the Fund's assets.     Distribution and service (12b-1) fees                0.24%(4)      1.00%        1.00%
                                         Other expenses                                       0.19%         0.19%        0.19%
                                         Total operating expenses                             0.96%         1.72%        1.72%
--------------------------------------------------------------------------------------------------------------------------------


                                            CLASS(6)                  A           B            B           C           C
                                                                                    (if redeemed)            (if redeemed)
--------------------------------------------------------------------------------------------------------------------------
This example is intended to help you        1 year                 $469        $175         $575        $175         $275
compare the cost of investing in the        3 years                $669        $542         $842        $542         $542
Fund to the cost of investing in other      5 years                $886        $933       $1,133        $933         $933
mutual funds with similar investment        10 years             $1,509      $1,829       $1,829      $2,030       $2,030
objectives. We show the cumulative
amount of Fund expenses on a
hypothetical investment of $10,000 with
an annual 5% return over the time
shown.(5) This is an example only, and
does not represent future expenses,
which may be greater or less than those
shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of 4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees adopted a formula for calculating 12b-1 plan expenses for Delaware Tax-Free Pennsylvania Fund's Class A shares that went into effect on June 1, 1992. Under this formula, 12b-1 plan expenses will not be more than 0.30% or less than 0.10%. See the Statement of Additional Information for more information.
(5) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show.
(6) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Profile: Delaware Tax-Free New Jersey Fund

What is the Fund's goal?

     Delaware Tax-Free New Jersey Fund seeks a high level of current interest income exempt from federal income tax and certain New Jersey state and local taxes, consistent with preservation of capital. Although the Fund will strive to achieve its goal, there is no assurance that it will.

Who should invest in the Fund

o Investors seeking monthly income, free from federal, New Jersey state and local taxes.

o Investors with long-term financial goals.

Who should not invest in the Fund

o Investors with very short-term financial goals.

o Investors who are unwilling to accept share prices that may fluctuate especially over the short term.

o Investors who are concerned about the special risks associated with concentrating investments in a particular state or region of the country.

What are the Fund's main investment strategies? The Fund will invest primarily in municipal bonds and notes that are exempt from federal and New Jersey state income taxes. Municipal securities are debt obligations issued by state and local governments to raise funds for various public purposes such as hospitals, schools and general capital expenses. The Fund will invest its assets in securities with maturities of various lengths, depending on market conditions. We will attempt to adjust the average maturity of the bonds in the portfolio to provide a high level of tax-exempt income consistent with preservation of capital. The Fund's income level will vary depending on current interest rates and the specific securities in the portfolio. The Fund may concentrate its investments in certain types of bonds or in a certain segment of the municipal bond market when the supply of bonds in other sectors does not suit our investment needs.

What are the main risks of investing in the Fund? Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The price of Fund shares will increase and decrease according to changes in the value of the Fund's investments. This Fund will be affected primarily by adverse changes in interest rates. When interest rates rise, bond prices and the value of the Fund's investments will generally fall. The Fund may also be affected by the ability of individual municipalities to pay interest and repay principal on the bonds they issue. That ability may be impacted by weak economic conditions in the state of New Jersey. The Fund is permitted to invest up to 20% of its net assets in securities subject to the federal alternative minimum tax. Income from these securities would be taxable for investors subject to that tax. The Fund is considered "non-diversified" under federal laws and rules that regulate mutual funds. That means the Fund may allocate more of its net assets to investments in single securities than a "diversified" fund. Thus, adverse effects on an investment held by the Fund may affect a larger portion of overall assets and subject the Fund to greater risks. For a more complete discussion of risk, please turn to page 10.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial adviser to determine whether it is an appropriate choice for you.

How has Delaware Tax-Free New Jersey Fund performed?
--------------------------------------------------------------------------------

This bar chart and table can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past two calendar years, as well as the average annual returns of all shares for one-year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The returns reflect voluntary expense caps. The returns would be lower without the caps.

The Fund's Class A had a 4.67% calendar year to date return as of March 31, 2000. During the periods illustrated in this bar chart, Class A's highest quarterly return was 3.35% for the quarter ended September 30, 1998 and its lowest quarterly return was -3.10% for the quarter ended June 30, 1999.

The maximum Class A sales charge of 3.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown in the table on page 5 do include the sales charge.

                                             Year-by-year total return (Class A)

                    1998             1999

                    6.50%           -8.29%

    4
-----

--------------------------------------------------------------------------------

                                                          Average annual returns for periods ending 12/31/99

CLASS                                       A                    B                    C      Lehman Brothers
                                                                                                   Municipal
                                                    (if redeemed)*       (if redeemed)*           Bond Index
                            (Inception 9/2/97)  (Inception 9/2/97)   (Inception 9/2/97)
1 year                                 -11.80%             -12.49%               -9.85%             -2.06%
Lifetime                                -0.52%              -1.06%               -0.06%              3.51%

The table above shows the Fund's average annual returns compared to the performance of the Lehman Brothers Municipal Bond Index. You should remember that unlike the Fund, the index is unmanaged and doesn't reflect the actual costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

*If shares were not redeemed, the returns for Class B would be -8.99% and 0.13% for the one-year and lifetime periods, respectively. Returns for Class C would be -8.98% and -0.06% for the one-year and lifetime periods, respectively.

What are the Fund's fees and expenses?          CLASS                                                     A       B            C
------------------------------------------------------------------------------------------------------------------------------------
Sales charges are fees paid directly from       Maximum sales charge (load) imposed on
your investments when you buy or sell shares       purchases as a percentage of offering price        3.75%    none         none
of the Fund.                                    Maximum contingent deferred sales charge (load)
                                                   as a percentage of original purchase price or
                                                   redemption price, whichever is lower               none(1)     4%(2)       1%(3)
                                                Maximum sales charge (load) imposed on
                                                   reinvested dividends                               none      none        none
                                                Redemption fees                                       none      none        none
------------------------------------------------------------------------------------------------------------------------------------
Annual fund operating expenses                  Management fees                                      0.55%     0.55%       0.55%
are deducted from the Fund's assets.            Distribution and service (12b-1) fees                0.25%(4)  1.00%       1.00%
                                                Other expenses                                       0.65%     0.65%       0.65%
                                                Total operating expenses(5)                          1.45%     2.20%       2.20%

                                                CLASS(7)               A            B              B           C              C
                                                                                       (if redeemed)              (if redeemed)
------------------------------------------------------------------------------------------------------------------------------------
This example is intended to help you compare    1 year               $517        $223           $623        $223           $323
the cost of investing in the Fund to the cost   3 years              $816        $688           $988        $688           $688
of investing in other mutual funds with         5 years            $1,137      $1,180         $1,380      $1,180         $1,180
similar investment objectives. We show the      10 years           $2,045      $2,344         $2,344      $2,534         $2,534
cumulative amount of Fund expenses on a
hypothetical investment of $10,000 with an
annual 5% return over the time shown.(6) This
is an example only, and does not represent
future expenses, which may be greater or
less than those shown here.

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial adviser who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first two years after you buy them, you will pay a contingent deferred sales charge of
    4%, which declines to 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0%
    thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
(4) The Board of Trustees has set the 12b-1 Plan payments at 0.25%. Payments under the Plan may not exceed 0.30%.
(5) The investment manager has agreed to waive fees and pay
    expenses from January 22, 1998 through October 31, 2000,      Actual Fund operating expenses including voluntary expense caps in
    in order to prevent total operating expenses (excluding       effect through October 31, 2000
    any taxes, interest, brokerage fees, extraordinary            CLASS                                       A         B          C
    expenses and 12b-1 fees) from exceeding 0.25% of average      Management fees                         0.00%     0.00%      0.00%
    daily net assets. The fees and expenses shown in the          Distribution and service (12b-1) fees   0.25%     1.00%      1.00%
    table above do not reflect this voluntary expense cap.        Other expenses                          0.25%     0.25%      0.25%
    The table to the right shows actual operating expenses        Total operating expenses                0.50%     1.25%      1.25%
    which are based on the most recently completed fiscal
    year and reflect the manager's current fee waivers and
    payments.
(6) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example assumes that the Fund's total operating expenses remain unchanged in each of the periods we show. This example does not reflect the voluntary expense cap described in footnote 5.
(7) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

How we manage the Funds

Our investment strategies

We analyze economic and market conditions, seeking to identify the securities or market sectors that we believe are the best investments for a fund. Following are descriptions of how the portfolio managers pursue the Funds' investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Each Fund will invest at least 80% of its net assets in tax-exempt securities that are described below. We will generally invest in securities for income rather than seeking capital appreciation through active trading. However, we may sell securities; for a variety of reasons such as: to reinvest the proceeds in higher yielding securities; to eliminate investments not consistent with the preservation of capital; or to honor redemption requests. As a result, we may realize losses or capital gains which could be taxable to shareholders.

Each Fund intends to invest at least 80% of its net assets in debt obligations that are rated in the top four quality grades, that is BBB or better, by a nationally recognized statistical ratings organization (NRSRO) at the time of purchase. Each Fund may buy securities that have not been rated if we believe they are comparable in quality to the top four rating categories. The fourth grade is considered medium grade and may have speculative characteristics. Each Fund may invest up to 20% of its net assets in securities with ratings lower than the top four grades and in comparable unrated securities. These securities (commonly known as "junk bonds") are speculative and may involve greater risks and have higher yields.

Each Fund may invest up to 20% of its net assets in bonds whose income is subject to the federal alternative minimum tax.

Each Fund may invest more than 25% of its assets in municipal obligations relating to similar types of projects or with other similar economic, business or political characteristics (such as bonds of housing finance agencies or health care facilities). In addition, Delaware Tax-Free New Jersey Fund may invest more than 25% of its assets in industrial development bonds or pollution control bonds, which may be backed only by the assets and revenues of a nongovernmental issuer. The Fund will not, however, invest more than 25% of its total assets in bonds issued for companies in the same industry. Percentage limitations outlined above are determined at the time an investment is made.

How to use
this glossary

This glossary includes
definitions of investment
terms used throughout the
Prospectus. If you would like        Glossary A-C   Amortized cost                                    Average maturity
to know the meaning of an                           --------------------------------------------------------------------------------
investment term that is not                         Amortized cost is a method used to value          An average of when the
explained in the text please                        a fixed-income security that starts               individual bonds and other
check the glossary.                                 with the face value of the security and           debt securities held in a
                                                    then adds or subtracts from that value            portfolio will mature.
                                                    depending on whether the purchase price
                                                    was greater or less than the value of
                                                    the security at maturity. The amount
                                                    greater or less than the par value is
                                                    divided equally over the time remaining
                                                    until maturity.

6
-----

Delaware Tax-Free Pennsylvania Fund

We invest primarily in municipal securities paying interest income that is exempt from federal and Pennsylvania income taxes. Determination of whether a bond's income qualifies for tax-exemption is based on the opinion of the bond issuer's legal counsel. The securities we invest in include debt obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies, authorities and instrumentalities and also other issuers such as Puerto Rico and the Virgin Islands whose bonds are also free of federal and Pennsylvania income taxes.

Delaware Tax-Free New Jersey Fund

We invest primarily in municipal securities paying interest income that is exempt from federal and New Jersey gross income taxes. Determination of whether a bond's income qualifies for tax-exemption is based on the opinion of the bond issuer's legal counsel. The securities we invest in include debt obligations of the State of New Jersey and its political subdivisions, agencies, authorities and instrumentalities and also other issuers such as Puerto Rico and the Virgin Islands whose bonds are also free of federal and New Jersey income taxes.


--------------------------------------------------------------------------------
Each Fund's investment objective is non-fundamental. This means that the Board of Trustees may change an objective without obtaining shareholder approval. If an objective were changed, we would notify shareholders before the change in the objective became effective.
--------------------------------------------------------------------------------

                                                                                                                 Capital
Bond                                              Bond ratings                            Capital                appreciation
----------------------------------------------------------------------------------------------------------------------------------->
A debt security, like an IOU, issued by a         Independent evaluations of              The amount of          An increase in the
company, municipality or government agency.       creditworthiness, ranging from          money you invest.      value of an
In return for lending money to the issuer,        Aaa/AAA (highest quality) to D                                 investment.
a bond buyer generally receives fixed             (lowest quality). Bonds rated
periodic interest payments and repayment          Baa/BBB or better are considered
of the loan amount on a specified maturity        investment grade. Bonds rated
date. A bond's price changes prior to             Ba/BB or lower are commonly known
maturity and is inversely related to current      as junk bonds. See also Nationally
interest rates. When interest rates rise, bond    recognized statistical rating
prices fall, and when interest rates fall,        organization.
bond prices rise.

                                                                           7
                                                                           -----

  The securities we Fixed-income securities offer the potential for greater typically invest in income payments than stocks, and may also provide capital appreciation. Municipal bond securities typically pay income free of federal income taxes and may also be free of state income taxes in the state where they are issued.

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
General obligation bonds: municipal bonds on which the            Each Fund may invest without limit in general obligation
payment of principal and interest is secured by the issuer's      bonds with an emphasis on bonds rated in the top four
pledge of its full faith, credit and taxing power.                quality grades.

Revenue bonds: municipal bonds on which principal and             Each Fund may invest without limit in revenue bonds with an
interest payments are made from revenues derived from a           emphasis on bonds rated in the top four quality grades.
particular facility, from the proceeds of a special excise
tax or from revenue generated by the operating project.
Principal and interest are not secured by the general taxing power. Tax-exempt industrial development bonds, in most
cases, are a type of revenue bond that is not backed by the
credit of the issuing municipality and may therefore involve more risk.

Insured municipal bonds: Various municipal issuers may            Each Fund may invest without limit in insured bonds. We do
obtain insurance for their obligations. In the event of a         not evaluate the creditworthiness of the private insurer.
default, the insurer is required to make payments of              Instead, we focus first on the creditworthiness of the
interest and principal when due to the bondholders. However,      actual bond issuer and its ability to pay interest and
there is no assurance that the insurance company will meet        principal.
its obligations. Insured obligations are typically rated in
the top quality grades by an NRSRO.                               It is possible that a substantial portion of a Fund's
                                                                  portfolio may consist of municipal bonds that are insured by a single insurance company.

                                                                  Insurance is available on uninsured bonds and each Fund may purchase such insurance directly. We will generally do so
                                                                  only if we believe that purchasing and insuring a bond
                                                                  provides an investment opportunity at least comparable to
                                                                  owning other available insured securities.

                                                                  The purpose of insurance is to protect against credit risk.
                                                                  It does not insure against market risk or guarantee the
                                                                  value of the securities in the portfolio or the value of
                                                                  shares of any of the Funds.

Private activity or private placement bonds: municipal bond       Each Fund may invest up to 20% of its assets in bonds whose
issues whose proceeds are used to finance certain                 income is subject to the federal alternative minimum tax.
non-government activities, including some types of                This means that a portion of a Fund's distributions could be
industrial revenue bonds such as privately-owned sports and       subject to the federal alternative minimum tax that applies
convention facilities. The Tax Reform Act of 1986 subjects        to certain taxpayers.
interest income from these bonds to the federal alternative
minimum tax and makes the tax-exempt status of certain bonds dependent on the issuer's compliance with specific
requirements after the bonds are issued.

Advanced refunded bonds: In an advance refunding, the issuer      We may invest without limit in refunded bonds. These bonds
will use the proceeds of a new bond issue to purchase high        are generally considered to be of very high quality because
grade interest bearing debt securities that are deposited         of the escrow account which typically holds U.S. Treasuries.
into an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest on
pre-existing bonds which are then considered to be "advance
refunded bonds." Escrow secured bonds often receive the
highest rating from S&P and Moody's.
------------------------------------------------------------------------------------------------------------------------------------

C-D  Capital gains distributions         Commission                     Compounding            Consumer Price Index (CPI)
     -------------------------------------------------------------------------------------------------------------------------------
     Payments to mutual fund             The fee an investor pays       Earnings on an         Measurement of U.S.
     shareholders of profits             to a financial adviser for     investment's           inflation; represents the price
     (realized gains) from the sale      investment advice and          previous earnings.     of a basket of commonly
     of a fund's portfolio securities.   help in buying or selling                             purchased goods.
     Usually paid once a year; may       mutual funds, stocks,
     be either short-term gains or       bonds or other securities.
     long-term gains.

    8
-----

------------------------------------------------------------------------------------------------------------------------------------
                          Securities                                                        How we use them
------------------------------------------------------------------------------------------------------------------------------------
Municipal leases and certificates of participation (COPs):        Each Fund may invest in municipal lease obligations
COPs are widely used by state and local governments to            primarily through certificates of participation.
finance the purchase of property and facilities. COPs are
like installment purchase agreements. A governmental              As with its other investments, each Fund expects its
corporation may create a COP when it issues long-term bonds       investments in municipal lease obligations to be exempt from
to pay for the acquisition of property or facilities. The         regular federal income taxes.
property or facilities are then leased to a municipality,
which makes lease payments to repay interest and principal        We invest only in certificates of participation that are
to the holders of the bonds. Once the lease payments are          rated within the four highest rating categories of a
completed, the municipality gains ownership of the property       nationally recognized statistical ratings organization
for a nominal sum.                                                (NRSRO). We may also invest in unrated COPs that we believe to be of comparable quality. We believe this quality
                                                                  strategy mitigates the risk of non-appropriation which is
                                                                  described below.

                                                                  A feature that distinguishes COPs from municipal debt is
                                                                  that leases typically contain a "nonappropriation" or
                                                                  "abatement" clause. This means the municipality leasing the property or facility must use its best efforts to make lease payments, but may terminate the lease without penalty if its legislature or other appropriating body does not allocate
                                                                  the necessary money. In such a case, the creator of the COP, or its agent, is typically entitled to repossess the
                                                                  property. In most cases, however, the market value of the
                                                                  property will be less than the amount the municipality was paying.

                                                                  COPs will be considered illiquid and subject to each Fund's limitation on illiquid securities unless we determine they are liquid according to the guidelines set by the board of trustees.

Inverse floaters: Inverse floaters are a type of derivative       Delaware Tax-Free Pennsylvania Fund may invest in inverse
tax-exempt obligation with floating or variable interest          floaters to the extent that investments in these securities,
rates that move in the opposite direction of short-term           when combined with futures contracts, options on futures
interest rates, usually at an accelerated speed.                  contracts and securities that are rated below investment
Consequently, the market values of inverse floaters will          grade, do not exceed 20% of the Fund's total assets.
generally be more volatile than other tax-exempt
investments.                                                      Delaware Tax-Free New Jersey Fund may invest up to 10% of
                                                                  its assets in inverse floaters.

                                                                  Investment in inverse floaters could increase the volatility of a Fund's share price.

Variable rate and floating rate obligations: These                Each Fund may purchase "floating-rate" and "variable-rate"
obligations pay interest at rates that are not fixed, but         obligations. We generally do not intend to invest more than
instead vary with changes in specified market rates or            5% of a Fund's net assets in these instruments.
indexes on pre-designated dates.

High-yield, higher risk municipal bonds: Municipal debt           Each Fund may invest up to 20% of its net assets in
obligations rated lower than investment grade by an NRSRO         high-yield, high risk fixed-income securities. We will not
or, if unrated, of comparable quality. These securities are       invest in securities that are rated lower than B by S&P or
often referred to as "junk bonds" and are considered to be        similarly by another rating agency. We will not invest in
of poor standing and predominately speculative.                   unrated bonds that we consider to be of a quality lower than
                                                                  B.

Restricted securities: Privately placed securities whose          We may invest in privately placed securities. These include
resale is restricted under securities law.                        securities that are eligible for resale only among certain institutional buyers without registration, which are
                                                                  commonly known as "Rule 144A Securities."

Illiquid securities: Securities that do not have a ready          Delaware Tax-Free Pennsylvania Fund may invest up to 10% of
market, and cannot be easily sold within seven days at            net assets in illiquid securities.
approximately the price that a fund has valued them.
                                                                  Delaware Tax-Free New Jersey Fund may invest up to 15% of
                                                                  its net assets in illiquid securities.
------------------------------------------------------------------------------------------------------------------------------------

Contingent deferred sales charge (CDSC)  Corporate bond   Depreciation         Diversification              Dividend distribution
----------------------------------------------------------------------------------------------------------------------------------->
Fee charged by some mutual funds when    A debt security  A decline in an      The process of               Payments to mutual
shares are redeemed (sold back to the    issued by a      investment's value.  spreading investments        fund shareholders of
fund) within a set number of years;      corporation.                          among a number of            dividends passed along
an alternative method for investors to   See Bond.                             different securities, asset  from the fund's
compensate a financial adviser for                                             classes or investment        portfolio of securities.
advice and service, rather than an                                             styles to reduce the risks
up-front commission.                                                           of investing.

                                                                           9
                                                                           -----

The Funds may also invest in other securities including repurchase agreements and enter into futures and options on futures contracts. Delaware Tax-Free New Jersey Fund may invest in zero coupon bonds, derivative tax-exempt obligations and enter into options. Please see the Statement of Additional Information for more information on these securities as well as those listed in the table above.

Borrowing money Each Fund is permitted to borrow money but normally does not do so. As a temporary measure for extraordinary purposes or to meet redemption requests, Delaware Tax-Free New Jersey Fund may borrow up to 10% of the value of its assets.

Purchasing securities on a when-issued basis Each Fund may buy securities on a when-issued basis; that is, make a commitment to buy a security with settlement up to 45 days later. A Fund will designate enough cash or securities to cover its obligations, and will value the designated assets daily.

Temporary defensive positions Each Fund may invest in taxable instruments for temporary defensive purposes. These would include instruments of the U.S. government, its agencies and instrumentalities.

Portfolio turnover We anticipate that each Fund's annual portfolio turnover will be less than 100%. A turnover rate of 100% would occur if a Fund sold and replaced securities valued at 100% of its net assets within one year.

The risks of        Investing in any mutual fund involves risk, including the
investing in        risk that you may receive little or no return on your
the Funds           investment, and the risk that you may lose part or all of
                    the money you invest. Before you invest in a Fund you should carefully evaluate the risks. An investment in a Fund typically provides the best results when held for a number of years. The following are the chief risks you assume when investing in these Funds. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
Interest rate risk is the risk that securities, particularly            Because interest rate movements can be unpredictable, we do
bonds with longer maturities, will decrease in value if                 not try to increase return by aggressively capitalizing on
interest rates rise.                                                    interest rate moves. We do attempt to manage the duration of a Fund in order to take advantage of our market outlook,
                                                                        especially on a longer term basis.

Market risk is the risk that all or a majority of the                   We maintain a long-term investment approach and focus on
securities in a certain market--like the stock or bond                  bonds we believe will provide a steady income stream
market--will decline in value because of factors such as                regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor                    predict overall market movements and generally do not trade
confidence.                                                             for short-term purposes.

Industry and security risk is the risk that the value of                We generally spread each Fund's assets across different
securities in a particular industry or the value of an                  types of municipal bonds and among bonds representing
individual security will decline because of changing                    different industries and regions within a state. We also
expectations for the performance of that industry or for the            follow a rigorous selection process before choosing
individual issuer of the security.                                      securities for the portfolio.

Credit risk is the possibility that a bond's issuer (or an              We conduct careful credit analysis of individual bonds. We
entity that insures the bond) will be unable to make timely             focus on high quality bonds and limit our holdings of bonds
payments of interest and principal.                                     rated below investment grade. We also hold a number of
                                                                        different bonds in the portfolio. All of this is designed to help reduce credit risk.

In the case of municipal bonds, issuers may be affected by
poor economic conditions in their state.
------------------------------------------------------------------------------------------------------------------------------------

    D-L  Duration                           Expense ratio                                              Financial adviser
         ---------------------------------------------------------------------------------------------------------------------------
         A measurement of a fixed-          A mutual fund's total operating expenses, expressed        Financial professional (e.g.,
         income investment's price          as a percentage of its total net assets. Operating         broker, banker, accountant,
         volatility. The larger the         expenses are the costs of running a mutual fund,           planner or insurance agent)
         number, the greater the likely     including management fees, offices, staff, equipment       who analyzes clients'
         price change for a given           and expenses related to maintaining the fund's             finances and prepares
         change in interest rates.          portfolio of securities and distributing its shares.       personalized programs to
                                            They are paid from the fund's assets before any            meet objectives.
                                            earnings are distributed to shareholders.

------------------------------------------------------------------------------------------------------------------------------------
                    Risks                                                           How we strive to manage them
------------------------------------------------------------------------------------------------------------------------------------
High-yield, high-risk municipal bonds risk: investing in                We limit the amount of each portfolio which may be invested
so-called "junk" bonds entails the risk of principal loss,              in lower quality higher yielding bonds.
which may be greater than the risk involved in investment
grade bonds. High-yield bonds are sometimes issued by
municipalities with lesser financial strength and therefore
less ability to make projected debt payments on the bonds.

Although experts disagree on the impact recessionary periods have had and will have on high-yield municipal bonds, some analysts believe a protracted economic downturn would adversely affect the value of outstanding bonds and the ability of high-yield issuers to repay principal and interest. In particular, for a high-yield revenue bond, adverse economic conditions to the particular project or industry which backs the bond would pose a significant risk.

Call risk is the risk that a bond issuer will prepay the                We take into consideration the likelihood of prepayment when
bond during periods of low interest rates, forcing an                   we select bonds and in certain environments may look for
investor to reinvest their money at interest rates that                 bonds that have protection against early prepayment.
might be lower than rates on the called bond.

Liquidity risk is the possibility that securities cannot be             We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.

Non-diversified funds: Non-diversified funds have the                   Each Fund is a non-diversified investment company and is
flexibility to invest as much as 50% of their assets in as              subject to this risk. Nevertheless, we typically hold
few as two issuers provided no single issuer accounts for               securities from a variety of different issuers representing
more than 25% of the portfolio. The remaining 50% of the                different sectors and different types of municipal projects.
portfolio must be diversified so that no more than 5% of the            We also perform extensive credit analysis on all securities.
fund's assets is invested in the securities of a single                 We are particularly diligent in reviewing the credit status
issuer. When a fund invests its assets in fewer issuers, the            of bonds that represent a larger percentage of portfolio
value of fund shares may increase or decrease more rapidly              assets.
than if the fund were fully diversified. If a fund were to
invest a large portion of its assets in a single issuer, the fund could be significantly affected if that issuer was
unable to satisfy its financial obligations.

Geographic concentration risk is the risk that a fund which             Each Fund invests primarily in a specific state and may be
concentrates on investments from a particular state or                  subject to geographic concentration risk. However, we
region could be adversely affected by political and economic            believe that the economies and municipal bond markets in
conditions in that state or region. There is also a risk if             Pennsylvania and New Jersey are broad enough to satisfy our
that there could be an inadequate supply of municipal bonds             investment needs. In addition, we have the flexibility to
in a particular state.                                                  invest in issuers in Puerto Rico and the Virgin Islands
                                                                        whose bonds are also free of Pennsylvania and New Jersey
                                                                        state income taxes.

Alternative minimum tax risk: If a fund invests in bonds                Each Fund may invest up to 20% of its assets in bonds whose
whose income is subject to an alternative minimum tax, that             income is subject to the federal alternative minimum tax.
portion of the fund's distributions would be taxable for
shareholders who are subject to this tax.
------------------------------------------------------------------------------------------------------------------------------------



Fixed-income securities                        Inflation                   Investment goal      Lehman Brothers Municipal Bond Index
----------------------------------------------------------------------------------------------------------------------------------->
With fixed-income securities, the money        The increase in the cost    The objective,       The Lehman Brothers Municipal Bond
you originally invest is paid back at a        of goods and services       such as long-term    Index is an index that includes
pre-specified maturity date. These             over time. U.S.             capital growth or    approximately 15,000 bonds. To be
securities, which include government,          inflation is frequently     high current         included in the index, a municipal
corporate or municipal bonds, as well          measured by changes         income, that a       bond must meet the following
as money market securities, typically          in the Consumer Price       mutual fund          criteria: a minimum credit rating
pay a fixed rate of return (often referred     Index (CPI).                pursues.             of at least Baa; has been part of
to as interest). See Bond.                                                                      a deal of at least $50 million;
                                                                                                been issued within the last five
                                                                                                years, and has a maturity of at
                                                                                                least two years. Bonds subject
                                                                                                to the alternative minimum tax
                                                                                                are excluded. Bonds with
                                                                                                floating or zero coupons are
                                                                                                also excluded.

Who manages the Funds
--------------------------------------------------------------------------------

Investment        The Funds are managed by Delaware Management Company, a series
   manager        of Delaware Management Business Trust which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.
                  Delaware Management Company makes investment decisions for the Funds, manages the Funds' business affairs and provides daily administrative services. For these services, the manager was paid a fee by each Fund for the last fiscal year as follows:

                                                      Investment management fees

                                                 Delaware             Delaware
                                                 Tax-Free             Tax-Free
                                             Pennsylvania Fund   New Jersey Fund
--------------------------------------------------------------------------------
As a percentage of average daily net assets       0.53%                 none*

* Reflects a reduction in fees due to an expense cap.


 Portfolio        Patrick P. Coyne and Mitchell L. Conery have primary
  managers        responsibility for making day-to-day investment decisions for each Fund. Mr. Coyne and Mr. Conery have managed Delaware
                  Tax-Free New Jersey Fund since its inception. Mr. Coyne assumed primary responsibility for managing Delaware Tax-Free
                  Pennsylvania Fund in November 1996. Mr. Conery became co-manager of Delaware Tax-Free Pennsylvania Fund in January
                  1997.

                  Patrick P. Coyne, Vice President/Senior Portfolio Manager, is a graduate of Harvard University with an MBA from the University of Pennsylvania's Wharton School. Mr. Coyne joined Delaware Investments' fixed-income department in 1990. Prior to joining Delaware Investments, he was a manager of Kidder, Peabody & Co. Inc.'s trading desk, and specialized in trading high grade municipal bonds and municipal futures contracts. Mr. Coyne is a member of the Municipal Bond Club of Philadelphia.

                  Mitchell L. Conery, Vice President/Senior Portfolio Manager, joined Delaware Investments in January 1997. Mr. Conery holds a bachelor's degree from Boston University and an MBA in Finance from the State University of New York at Albany. He has served as an investment officer with Travelers Insurance and as a research analyst with CS First Boston and MBIA Corporation.


       M-P        Management fee                    Market capitalization                       Maturity
                  ------------------------------------------------------------------------------------------------------------------
                  The amount paid by a mutual       The value of a corporation determined by    The length of time until a bond
                  fund to the investment adviser    multiplying the current market price of     issuer must repay the underlying
                  for management services,          a share of common stock by the number of    loan principal to bondholders.
                  expressed as an annual            shares held by shareholders. A
                  percentage of the fund's          corporation with one million shares
                  average daily net assets.         outstanding and the market price per
                                                    share of $10 has a market capitalization
                                                    of $10 million.

   12
-----

Who's who?    This diagram shows the various organizations involved with managing, administering, and servicing the Delaware Investments funds.

                               Board of trustees
    Investment manager                                          Custodian
Delaware Management Company        The Funds            The Chase Manhattan Bank
   One Commerce Square                                  4 Chase Metrotech Center
  Philadelphia, PA 19103                                   Brooklyn, NY 11245

                                     Distributor                      Service agent
   Portfolio managers         Delaware Distributors, L.P.      Delaware Service Company, Inc.
(see page 12 for details)        1818 Market Street                 1818 Market Street
                                Philadelphia, PA 19103            Philadelphia, PA 19103

                               Financial advisers

                                  Shareholders

Board of trustees A mutual fund is governed by a board of trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. At least 40% of the board of trustees must be independent of the fund's investment manager and distributor. These independent fund trustees, in particular, are advocates for shareholder interests.

Investment manager An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

Portfolio managers Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

Custodian Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

Distributor Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASD) rules governing mutual fund sales practices.

Service agent Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

Financial advisers Financial advisers provide advice to their clients--analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisers are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

Shareholders Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment objectives or policies must also seek shareholder approval.

                                 Nationally recognized statistical rating           Net asset value
NASD Regulation, Inc. (NASD)     organization (NRSRO)                               (NAV)                     Preferred stock
------------------------------------------------------------------------------------------------------------------------------------
A self-regulating                A company that assesses the credit quality of      The daily dollar value    Preferred stock has
organization, consisting of      bonds, commercial paper, preferred and common      of one mutual fund        preference over common
brokerage firms (including       stocks and municipal short-term issues, rating     share. Equal to a         stock in the payment
distributors of mutual funds),   the probability that the issuer of the debt        fund's net assets         of dividends and
that is responsible for          will meet the scheduled interest payments and      divided by the number     liquidation of assets.
overseeing the actions of its    repay the principal. Ratings are published by      of shares outstanding.    Preferred stocks also
members.                         such companies as Moody's Investors Service,                                 often pay dividends at
                                 Inc. (Moody's), Standard & Poor's (S&P), Duff &                              a fixed rate and are
                                 Phelps, Inc. (Duff), and Fitch IBCA, Inc.                                    sometimes convertible
                                 (Fitch).                                                                     into common stock.

                                                                           13
                                                                           -----

About your account
--------------------------------------------------------------------------------

Investing in      You can choose from a number of share classes for each Fund.
the Funds         Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

                  Choosing a share class

   CLASS          o Class A shares have an front-end sales charge of up to 3.75%
     A that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

                  o If you invest $100,000 or more, your front-end sales charge will be reduced.

                  o You may qualify for other reduced sales charges, as
                    described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information for details.

                  o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

                  o Class A shares generally are not subject to a contingent deferred sales charge.


Class A           -------------------------------------------------------------------------------------------------
sales charges                             Sales charge as %      Sales charge as % of      Dealer's commission as
                  Amount of purchase      of offering price        amount invested           % of offering price
                  -------------------------------------------------------------------------------------------------
                  Less than $100,000            3.75%                    3.90%                       3.25%

                     $100,000 but               3.00%                    3.09%                       2.50%
                    under $250,000

                     $250,000 but               2.50%                    2.56%                       2.00%
                    under $500,000

                     $500,000 but               2.00%                    2.04%                       1.75%
                   under $1 million
                  -------------------------------------------------------------------------------------------------

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year, and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

                  -------------------------------------------------------------------------------------------------
                                          Sales charge as %      Sales charge as % of      Dealer's commission as
                  Amount of purchase      of offering price        amount invested           % of offering price
                  -------------------------------------------------------------------------------------------------
                   $1 million up to         none                         none                        1.00%
                      $5 million

                   Next $20 million         none                         none                        0.50%
                  up to $25 million

                      Amount over           none                         none                        0.25%
                     $25 million
                  -------------------------------------------------------------------------------------------------

       P-S        Price/earnings ratio                  Principal                Prospectus                   Redeem
                  ------------------------------------------------------------------------------------------------------------------
                  A measure of a stock's value          Amount of money you      The official offering        To cash in your shares
                  calculated by dividing the current    invest (also called      document that describes a    by selling them back
                  market price of a share of stock      capital). Also refers    mutual fund, containing      to the mutual fund.
                  by its annual earnings per share.     to a bond's original     information required by
                  A stock selling for $100 per share    face value, due to be    the SEC, such as
                  with annual earnings per share of     repaid at maturity.      investment objectives,
                  $5 has a P/E of 20.                                            policies, services and
                                                                                 fees.

   14
-----

   CLASS          o Class B shares have no up-front sales charge, so the full
     B amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

                  o If you redeem Class B shares during the first two years
                    after you buy them, the shares will be subject to a contingent deferred sales charge of 4%. The contingent deferred sales charge is 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year, and 0% thereafter.

                  o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

                  o For approximately eight years after you buy your Class B shares, they are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining accounts.

                  o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

                  o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30%. Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

                  o You may purchase up to $250,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.


   CLASS          o Class C shares have no up-front sales charge, so the full
     C amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

                  o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information for details.

                  o Class C shares are subject to an annual 12b-1 fee which may not be greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

                  o Because of the higher 12b-1 fees, Class C shares have higher expenses and pay lower dividends than Class A shares.

                  o Unlike Class B shares, Class C shares do not automatically convert into another class.

                  o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

                                                  SEC (Securities and
Risk                    Sales charge              Exchange Commission)   Share classes              Signature guarantee
------------------------------------------------------------------------------------------------------------------------------------
Generally defined as    Charge on the purchase    Federal agency           Different                Certification by a bank,
variability of value;   or redemption of fund     established by           classifications of       brokerage firm or other
also credit risk,       shares sold through       Congress to              shares; mutual fund      financial institution that a
inflation risk,         financial advisers.       administer the laws      share classes offer a    customer's signature is valid;
currency and interest   May vary with the         governing the            variety of sales         signature guarantees can be
rate risk. Different    amount invested.          securities industry,     charge choices.          provided by members of the STAMP
investments involve     Typically used to         including mutual fund                             program.
different types and     compensate advisers       companies.
degrees of risk.        for advice and service
                        provided.

                                                                           15
                                                                           -----

                  Each share class of the Funds has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

How to            We offer a number of ways to reduce or eliminate the sales
reduce            charge on shares. Please refer to the Statement of Additional
your sales        Information for detailed information and eligibility
charge            requirements. You can also get additional information from your financial adviser. You or your financial adviser must notify us at the time you purchase shares if you are eligible for any of these programs.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Share class
 Program                              How it works                                   A                     B               C
------------------------------------------------------------------------------------------------------------------------------------
Letter of Intent  Through a Letter of Intent you agree to invest a certain           X                Although the Letter of Intent
                  amount in Delaware Investments Funds (except money                                  and Rights of Accumulation do
                  market funds with no sales charge) over a 13-month                                  not apply to the purchase of
                  period to qualify for reduced front-end sales charges.                              Class B and C shares, you can
                                                                                                      combine your purchase of Class
Rights of         You can combine your holdings or purchases of all funds            X                A shares with your purchase of
Accumulation      in the Delaware Investments family (except money market                             Class B and C shares to
                  funds with no sales charge) as well as the holdings and                             fulfill your Letter of Intent
                  purchases of your spouse and children under 21 to                                   or qualify for Rights of
                  qualify for reduced front-end sales charges.                                        Accumulation.

Reinvestment of   Up to 12 months after you redeem shares, you can            For Class A, you        For Class B,    Not available.
redeemed shares   reinvest the proceeds with no additional charge.            will not have to pay    your account
                                                                              an additional           will be
                                                                              front-end sales         credited with
                                                                              charge.                 the contingent
                                                                                                      deferred sales
                                                                                                      charge you
                                                                                                      previously
                                                                                                      paid on the
                                                                                                      amount you are
                                                                                                      reinvesting.
                                                                                                      Your schedule
                                                                                                      for contingent
                                                                                                      deferred sales
                                                                                                      charges and
                                                                                                      conversion to
                                                                                                      Class A will
                                                                                                      not start over
                                                                                                      again; it will
                                                                                                      pick up from
                                                                                                      the point at
                                                                                                      which you
                                                                                                      redeemed your
                                                                                                      shares.
------------------------------------------------------------------------------------------------------------------------------------

                                                     Statement of Additional
       S-V         Standard deviation                Information (SAI)          Stock                  Total return
                   -----------------------------------------------------------------------------------------------------------------
                   A measure of an investment's      The document serving       An investment that     An investment performance
                   volatility; for mutual funds,     as "Part B" of a           represents a share     measurement, expressed as a
                   measures how much a fund's        fund's prospectus that     of ownership           percentage, based on the
                   total return has typically        provides more detailed     (equity) in a          combined earnings from
                   varied from its historical        information about the      corporation. Stocks    dividends, capital gains and
                   average.                          fund's organization,       are often referred     change in price over a given
                                                     investments, policies      to as "equities."      period.
                                                     and risks.

   16
-----

How to buy shares

Through your financial adviser
[Graphic Omitted]
Your financial adviser can handle all the details of purchasing shares, including opening an account. Your adviser may charge a separate fee for this service.

By mail
[Graphic Omitted]
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. If you are making an initial purchase by mail, you must include a completed investment application with your check.

By wire
[Graphic Omitted]
Ask your bank to wire the amount you want to invest to First Union Bank, ABA #031201467, Bank Account number 2014 12893 4013. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

By exchange
[Graphic Omitted]
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800.523.1918.

Through automated shareholder services
[Graphic Omitted]
You can purchase or exchange shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.


Uniform Gift to Minors Act and
Uniform Transfers to Minors Act    Volatility
-------------------------------------------------------------------------------
Federal and state laws that        The tendency of an investment to go up or
provide a simple way to transfer   down in value by different magnitudes.
property to a minor with special   Investments that generally go up or down in
tax advantages.                    value in relatively small amounts are
                                   considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

                                                                            17
                                                                            ----

Once you have completed an application, you can generally open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act, or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of $25 or more.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receive your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If we receive your order after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.

We determine a Fund's net asset value (NAV) per share at the close of regular trading of the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in a Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the board of trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the board of trustees that are designed to price securities at their fair market value.


  18
----

How to redeem shares
[Graphic Omitted]
Through your financial adviser

Your financial adviser can handle all the details of redeeming your shares. Your adviser may charge a separate fee for this service.

By mail
[Graphic Omitted]
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 1818 Market Street, Philadelphia, PA 19103-3682. All owners of the account must sign the request, and for redemptions of more than $50,000, you must include a signature guarantee for each owner. Signature guarantees are also required when you request redemption proceeds to be sent to an address other than the address of record on an account.

By telephone
[Graphic Omitted]
You can redeem up to $50,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

By wire
[Graphic Omitted]
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

Through automated shareholder services
[Graphic Omitted]
You can redeem shares through Delaphone, our automated telephone service or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800.523.1918.

                                                                            19
                                                                            ----

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) you will receive the net asset value as determined on the business day we receive your request. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares--not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

Account minimums

If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for Uniform Gift to Minors Act accounts or accounts with automatic investing plans) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, a Fund may redeem your account after 60 days' written notice to you.

  20
----

Special services

To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.
--------------------------------------------------------------------------------
Automatic
Investing Plan

The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

Direct Deposit

With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

Wealth Builder Option

With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend
Reinvestment Plan

Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchanges

You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a sales charge and without paying a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for similar shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MoneyLine(SM)
On Demand Service

Through our MoneyLine(SM) On Demand Service, you or your financial adviser may transfer money between your Fund account and your predesignated bank account by telephone request. Delaware Investments does not charge a fee for this service; however, your bank may assess one. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000.

                                                                            21
                                                                            ----

MoneyLine
Direct Deposit Service

Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Systematic
Withdrawal Plan

Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


Dividends, distributions
and taxes

For each Fund, dividends, if any, are paid monthly, while any capital gains are distributed annually. We automatically reinvest all dividends and any capital gains, unless you tell us otherwise.

Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. The tax status of your distributions from these Funds is the same whether you reinvest your dividends or receive them in cash.

Dividends paid by the Funds are generally expected to be exempt from federal income tax. However, they must be included in the tax base for determining how much of a shareholder's Social Security benefits are subject to federal income tax. Shareholders are required to disclose tax-exempt interest received from a Fund on their federal income tax returns.

Distributions from a Fund's long-term capital gains are taxable as capital gains. Short-term capital gains are generally taxable as ordinary income. Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets. In addition, you may be subject to state and local taxes on distributions.

The sale of Fund shares either through redemption or exchange, is a taxable event and may result in a capital gain or loss to shareholders.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year as well as all redemptions and exchanges.

  22
----

Delaware Tax-Free Pennsylvania Fund

Distributions paid by the Fund that are attributable to interest on Pennsylvania state and municipal obligations or qualifying obligations of the United States and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of Pennsylvania or the United States, will be exempt from Pennsylvania personal income tax. For shareholders who are residents of Philadelphia, income from these sources, as well as distributions paid by the Fund designated as capital gain dividends for federal income tax purposes, will also be exempt from Philadelphia School District income tax.

Shares of the Fund are exempt from Pennsylvania county personal property tax to the extent the portfolio securities consist of Pennsylvania state and municipal obligations or qualifying obligations of the United States and its agencies and instrumentalities on the annual assessment date. It should be noted, however, that at present, Pennsylvania counties generally have stopped assessing personal property taxes. This is due, in part, to ongoing litigation challenging the validity of the tax.

Shareholders of the Fund will receive notification from the Fund annually as to the taxability of such distributions in Pennsylvania.

Delaware Tax-Free New Jersey Fund

Distributions paid by the Fund that are properly attributable to income or net capital gains from New Jersey state and municipal obligations or qualifying obligations of the United States and certain of its territories or possessions, the interest on which is exempt from state taxation under the laws of the state of New Jersey or the United States, will be exempt from the New Jersey gross income tax.

Gains from the redemption or sale of shares of the Fund will generally also be exempt from New Jersey gross income tax.

Delaware Tax-Free New Jersey Fund has qualified and will continue to qualify as a "qualified investment fund" under the New Jersey gross income tax law except when investing for defensive purposes under certain circumstances. This qualification is described more fully in the Statement of Additional Information. The exemptions described above are effective as long as the Fund remains a "qualified investment fund." If the Fund fails to be a qualified investment fund, none of its distributions for the entire taxable year will qualify for tax-exempt status under New Jersey law.



                                                                            23
                                                                            ----

Financial Highlights

                                                                                                                             A Class
------------------------------------------------------------------------------------------------------------------------------------
                              Delaware Tax-Free                                                                           Year ended
                              Pennsylvania Fund                            2/29/00     2/28/99      2/28/98     2/28/97      2/29/96
------------------------------------------------------------------------------------------------------------------------------------
The Financial                 Net asset value, beginning of period         $8.290      $8.420       $8.240      $8.460       $8.180
highlights table is
intended to help you          Income (loss) from investment operations
understand each
Fund's financial              Net investment income                         0.410       0.415        0.430       0.456        0.476
performance. All "per
share" information            Net realized and unrealized gain (loss)
reflects financial results        on investments                           (0.830)     (0.034)       0.193      (0.105)       0.330
for a single Fund share.                                                   ------       -----        -----       -----        -----
This information has          Total from investment operations             (0.420)      0.381        0.623       0.351        0.806
been audited by Ernst                                                      ------       -----        -----       -----        -----
& Young LLP, whose            Less dividends and distributions
report, along with the
Funds' financial              Dividends from net investment income         (0.410)     (0.415)      (0.430)     (0.456)      (0.476)
statements, is included
in the Funds' annual          Distributions from net realized gain
report, which is                 on investments                              none      (0.096)      (0.013)     (0.115)      (0.050)
available upon request                                                     ------       -----        -----       -----        -----
by calling                    Total dividends and distributions            (0.410)     (0.511)      (0.443)     (0.571)      (0.526)
800.523.1918.                                                              ------       -----        -----       -----        -----

                              Net asset value, end of period               $7.460      $8.290       $8.420      $8.240       $8.460
                                                                           ======       =====        =====       =====        =====
                              Total return(2)                              (5.18%)      4.64%        7.78%       4.35%       10.08%

                              Ratios and supplemental data

                              Net assets, end of period (000 omitted)    $716,646    $871,740     $917,364    $954,258   $1,002,888

                              Ratio of expenses to average net assets       0.92%       0.95%        0.94%       0.91%        0.90%

                              Ratio of net investment income to
                                 to average net assets                      5.21%       4.96%        5.20%       5.52%        5.67%

                              Portfolio turnover                              38%         41%          32%         27%          25%
------------------------------------------------------------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.


How to read the        Net investment           Net realized and unrealized gain (loss)
Financial highlights   income                   on investments                                                 Net asset value (NAV)
                       -------------------------------------------------------------------------------------------------------------
                       Net investment           A realized gain on investments occurs when we sell an          This is the value
                       income includes          investment at a profit, while a realized loss occurs when      of a mutual fund
                       dividend and interest    we sell an investment at a loss. When an investment increases  share, calculated
                       income earned from       or decreases in value but we do not sell it, we record an      by dividing the
                       a fund's securities;     unrealized gain or loss. The amount of realized gain per       net assets by the
                       it is after expenses     share that we pay to shareholders, if any, is listed under     number of shares
                       have been deducted.      "Less dividends and distributions--Distributions from net      outstanding.
                                                realized gain on investments."



  24
----

                                                          B Class                                                          C Class
-----------------------------------------------------------------     ------------------------------------------------------------
                                                                                                                        Period
                                                                                                                       11/29/95(1)
                                                   Year ended                                              Year ended    through
   2/29/00      2/28/99     2/28/98      2/28/97     2/29/96            2/29/00      2/28/99     2/28/98    2/28/97     2/29/96
-----------------------------------------------------------------     ------------------------------------------------------------
  $ 8.290      $ 8.420     $ 8.240      $ 8.460     $ 8.180            $8.290      $8.420       $8.240      $8.460      $8.510

    0.347        0.348       0.370        0.390       0.408             0.347       0.355        0.364       0.390       0.102

   (0.830)      (0.034)      0.193       (0.105)      0.330            (0.830)     (0.034)       0.193      (0.105)       none
    -----       ------      ------       ------     -------            ------      ------        -----      ------      ------

   (0.483)       0.314       0.563        0.285       0.738            (0.483)      0.321        0.557       0.285       0.102
    -----       ------      ------       ------     -------            ------      ------        -----      ------      ------

   (0.347)      (0.348)     (0.370)      (0.390)     (0.408)           (0.347)     (0.355)      (0.364)     (0.390)     (0.102)

     none       (0.096)     (0.013)      (0.115)     (0.050)             none      (0.096)      (0.013)     (0.115)     (0.050)
    -----       ------      ------       ------     -------            ------      ------        -----      ------      ------
   (0.347)      (0.444)     (0.383)      (0.505)     (0.458)           (0.347)     (0.451)      (0.377)     (0.505)     (0.152)
    -----       ------      ------       ------     -------            ------      ------        -----      ------      ------
   $7.460       $8.290      $8.420       $8.240     $ 8.460            $7.460      $8.290       $8.420      $8.240      $8.460
    =====       ======      ======       ======     =======            ======      ======       ======      ======      ======
   (5.94%)       3.81%       6.92%        3.52%       9.19%            (5.94%)      3.81%        6.92%       3.52%       1.19%

  $37,390      $42,994     $37,631      $31,644     $20,861            $3,909      $3,963       $2,569      $1,181        $123

    1.72%        1.75%       1.74%        1.71%       1.71%             1.72%       1.75%        1.74%       1.71%       1.71%

    4.41%        4.16%       4.40%        4.72%       4.86%             4.41%       4.16%        4.40%       4.72%       4.86%

      38%          41%         32%          27%         25%               38%         41%          32%         27%         25%
-----------------------------------------------------------------     ------------------------------------------------------------

                                                     Ratio of expenses to    Ratio of net investment
Total return                  Net assets             average net assets      income to average net assets  Portfolio turnover
------------------------------------------------------------------------------------------------------------------------------------
This represents the rate      Net assets represent   The expense ratio is    We determine this ratio       This figure tells you the
that an investor would        the total value of     the percentage of       by dividing net               amount of trading
have earned or lost on an     all the assets in a    net assets that a       investment income by          activity in a fund's
investment in a fund. In      fund's portfolio,      fund pays annually      average net assets.           portfolio. For example, a
calculating this figure       less any               for operating                                         fund with a 50% turnover
for the financial             liabilities, that      expenses and                                          has bought and sold half
highlights table, we          are attributable to    management fees.                                      of the value of its total
include applicable fee        that class of the      These expenses                                        investment portfolio
waivers, exclude              fund.                  include accounting                                    during the stated period.
front-end and contingent                             and administration
deferred sales charges,                              expenses, services
and assume the                                       for shareholders,
shareholder has                                      and similar
reinvested all dividends                             expenses.
and realized gains.

                                                                              25
                                                                            ----

                                                                                  A Class                                B Class
--------------------------------------------------------------------------------------------   ------------------------------------
                                                                                   Period                                 Period
                                                                                   9/2/97(1)                              9/2/97(1)
Delaware Tax-Free                                                   Year ended     through               Year ended      through
New Jersey Fund                                            2/29/00     2/28/99     2/28/98      2/29/00     2/28/99      2/28/98
--------------------------------------------------------------------------------------------   ------------------------------------
Net asset value, beginning of period                        $5.750      $5.700       $5.500      $5.750       $5.700      $5.500
Income (loss) from investment operations
Net investment income                                        0.255       0.256        0.115       0.214        0.213       0.069
Net realized and unrealized gain (loss)
   on investments                                          (0 .690)      0.075        0.200      (0.690)       0.075       0.200
                                                           -------      ------       ------      ------       ------      ------
Total from investment operations                            (0.435)      0.331        0.315      (0.476)       0.288       0.269
                                                           -------      ------       ------      ------       ------      ------
Less dividends and distributions
Dividends from net investment income                        (0.255)     (0.256)      (0.115)     (0.214)      (0.213)     (0.069)
Distributions from net realized gain
   on investments                                             none      (0.025)        none        none       (0.025)       none
                                                           -------      ------       ------      ------       ------      ------
Total dividends and distributions                           (0.255)     (0.281)      (0.115)     (0.214)      (0.238)     (0.069)
                                                           -------      ------       ------      ------       ------      ------
Net asset value, end of period                              $5.060      $5.750       $5.700      $5.060       $5.750      $5.700
                                                           =======      ======       ======      ======       ======      ======
Total return(2/3)                                           (7.68%)      5.93%        5.77%      (8.38%)       5.14%       4.90%
Ratios and supplemental data
Net assets, end of period (000 omitted)                     $1,750      $2,052       $1,141      $2,032       $1,680        $146
Ratio of expenses to average net assets(5)                   0.50%       0.50%        0.88%       0.25%        1.25%       1.56%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses  paid indirectly                                 1.45%       1.75%        1.93%       2.20%        2.50%       2.61%
Ratio of net investment income to
   average net assets                                        4.74%       4.42%        4.23%       3.99%        3.67%       3.63%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                   3.79%       3.17%        3.18%       3.04%        2.42%       2.58%
Portfolio turnover                                             14%          0%          47%         14%           0%         47%
--------------------------------------------------------------------------------------------   ------------------------------------

                           [RESTUBED FOR ABOVE]

                                                                         C Class
-----------------------------------------------------------------------------------


Delaware Tax-Free                                                     Year ended
New Jersey Fund                                             2/29/00      2/28/99(4)
-----------------------------------------------------------------------------------
Net asset value, beginning of period                          $5.750      $5.700
Income (loss) from investment operations
Net investment income                                          0.214       0.213
Net realized and unrealized gain (loss)
   on investments                                             (0.690)      0.075
                                                              ------      ------
Total from investment operations                              (0.476)      0.288
                                                              ------      ------
Less dividends and distributions
Dividends from net investment income                          (0.214)     (0.213)
Distributions from net realized gain
   on investments                                               none      (0.025)
                                                              ------      ------
Total dividends and distributions                             (0.214)     (0.238)
                                                              ------      ------
Net asset value, end of period                                $5.060      $5.750
                                                              ======      ======
Total return(2/3)                                             (8.37%)      5.14%
Ratios and supplemental data
Net assets, end of period (000 omitted)                         $160        $171
Ratio of expenses to average net assets(5)                     0.25%       1.25%
Ratio of expenses to average net assets
   prior to expense limitation and
   expenses  paid indirectly                                   2.20%       2.50%
Ratio of net investment income to
   average net assets                                          3.99%       3.67%
Ratio of net investment income to
   average net assets prior to expense
   limitation and expenses paid indirectly                     3.04%       2.42%
Portfolio turnover                                               14%          0%
-----------------------------------------------------------------------------------

(1) Date of initial public offering; ratios have been annualized but total return has not been annualized.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(3) Total investment return reflects a voluntary waiver and payment of fees by the manager.
(4) Shares of the Tax-Free New Jersey Fund C Class were initially offered on September 2, 1997. On October 20, 1997 the C Class sold shares which were subsequently repurchased, leaving a balance of 1 share, which is the initial seed purchase, as of February 28, 1998. Financial highlights for the period ended February 28, 1998 are not presented because the data is not believed to be meaningful.
(5) Ratios for the year ended February 29, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 0.64%, 1.39% and 1.39% for A Class, B Class and C Class, respectively.

   26
-----

                             DELAWARE(SM)
                             INVESTMENTS
                             ---------------------
                             Philadelphia o London



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

                             DELAWARE(SM)
                             INVESTMENTS
                             ---------------------
                             Philadelphia o London



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

Delaware Tax-Free
Pennsylvania Fund

Delaware Tax-Free
New Jersey Fund

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the report period. You can find more detailed information about the Funds in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in these Funds, you can write to us at 1818 Market Street, Philadelphia, PA 19103-3682, or call toll-free 800.523.1918. You may also obtain additional information about the Funds from your financial adviser.

You can find reports and other information about the Funds on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Funds, including their Statement of Additional Information, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get information on the public reference room by calling the SEC at 202.942.8090.

Web site

www.delawareinvestments.com

E-mail

service@delinvest.com

Shareholder Service Center

800.523.1918

Call the Shareholder Service Center
Monday to Friday, 8 a.m. to 8 p.m. Eastern time:

o For fund information; literature; price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments; wire redemptions; telephone redemptions and telephone exchanges.

Delaphone Service

800.362.FUND (800.362.3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

  Investment Company Act file number: 811-2715

Delaware Tax-Free Pennsylvania Fund                       CUSIP        NASDAQ
-----------------------------------                       -----        ------
Class A                                                 233216100       DELIX
Class B                                                 233216209       DPTBX
Class C                                                 233216308       DPTCX

Delaware Tax-Free New Jersey Fund
---------------------------------
Class A                                                 24609H107       DPJAX
Class B                                                 24609H206       DPJBX
Class C                                                 24069H305       DPJCX

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

P-007 [--] PP 4/00